                             EDUCATIONAL INSIGHTS, INC.
                          DIRECTORS STOCK OPTION PLAN NO.1

     1. PURPOSE. The purpose of this Educational Insights, Inc. Directors Stock Option Plan No.1 is to further the growth and development of Educational Insights, Inc. by providing an incentive to non-employee directors of the Company to participate in the long-term growth of the Company by receiving the opportunity to acquire shares of the Company's common stock. The Plan provides a means to increase such persons' interests in the Company's welfare and to encourage them to continue their services to the Company or its subsidiaries.

     2.   DEFINITIONS. The following definitions are applicable to the Plan:

          2.1   BOARD. The Board of Directors of the Company.

          2.2   COMPANY. Educational Insights, Inc., a California corporation.

          2.3 CODE. The Internal Revenue Code of 1986, as amended from time to time.

          2.4 COMMON STOCK. The shares of the common stock, without par value, of the Company.

          2.5 DIRECTORS STOCK OPTION. Any non-qualified stock option that is intended to be, and is designated as, a "Directors Non-Qualified Stock
Option" and granted pursuant to and in accordance with this Plan.

          2.6 FAIR MARKET VALUE. For purposes of the Plan, the Fair Market Value of any share of Common Stock at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such day on such principal exchange, at the closing reported bid price on such day on such exchange, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date, or (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Plan Administrator.

          2.7 INCENTIVE STOCK OPTION. Any stock option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          2.8   OPTIONEE. The recipient of a Directors Stock Option.

          2.9 PLAN. This Educational Insights, Inc. Directors Stock Option Plan No. 1, as amended from time to time.

          2.10 PLAN ADMINISTRATOR. The Board or the Directors Awards Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

     3. OPTIONS UNDER THE PLAN. Only one type of stock option may be granted under the Plan: Directors Stock Options (referred to herein as "Option").

     4.   ADMINISTRATION.

          4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2, the Plan Administrator shall be the Board. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to its administration, from time to time to select from among the eligible directors (as determined pursuant to Section 5) of the Company and its subsidiaries those to whom Options will be granted, to determine the timing and manner of the grant of the Options, to determine the exercise price, the number of shares covered by and all of the terms of the Options and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator to a committee (the "Directors Awards Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Directors Awards Committee, and add additional members to, or remove members from, the Directors Awards Committee. The Directors Awards Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Directors Awards Committee may establish and follow such rules and regulations for the conduct of its


                                       Page 11 of 19 sequentially numbered pages
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business as it may deem advisable. No member of the Directors Award Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

     5. ELIGIBILITY. Any duly elected or appointed and acting director of the Company or any of its subsidiaries who is not an employee of the Company or any of its subsidiaries shall be eligible to receive an Option under the Plan.

     6.   SHARES SUBJECT TO THE PLAN.

          6.1 AVAILABLE SHARES. The shares available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan shall not exceed Twenty Five Thousand (25,000) shares of Common Stock (subject to adjustment as provided in Section 6.2). The Company shall at all times reserve and keep such shares available for this Plan. In the event that the grant of any Option under the Plan for any reason expires, is terminated or surrendered without being exercised in full or is exercised or surrendered without the distribution of shares, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for grant and distribution under the Plan as if no Option had been granted with respect to such shares.

          6.2 CAPITAL STRUCTURE ADJUSTMENTS. Except as otherwise provided herein, appropriate and proportionate capital structure adjustments shall be made in the number and class of shares subject to the Plan, to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding and conclusive.

     7. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions which are consistent with the Plan as the Plan Administrator shall from time to time approve. That form of agreement attached as Exhibit "A" and made a part of this Plan by this reference is approved. All such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          7.1   NUMBER OF SHARES SUBJECT TO OPTION.   Each Option shall be
for Two Thousand Five Hundred (2,500) shares of common stock. Each Option agreement shall specify the number of shares subject to the Option.

          7.2 TIMING OF OPTION GRANTS. Options may be granted under this Plan if, and only if, the Company has been profitable for its full fiscal year next preceding the proposed date of an Option grant. No Option shall be granted under this Plan to any one person who has received an Option under this Plan at any time within the twelve calendar month period ending on the date of proposed option grant.

          7.3 OPTION PRICE. The purchase price for the shares subject to any Option shall be 100% of the Fair Market Value of the shares of Common Stock on the date the Option is granted.

          7.4 NOTICE AND PAYMENT. Any exercisable portion of an Option may be exercised only by delivery of a written notice to the Company, prior to the time when the portion of such Option becomes unexercisable under Section 7.5, stating the number of shares being purchased and complying with all applicable rules established by the Plan Administrator. Such notice shall be accompanied by full payment in cash or by check for an amount equal to the total Option price for the number of shares being purchased, plus the amount of tax required to be withheld (if any) by the Company or any parent,or subsidiary corporation as a result of the exercise of an Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased by tendering shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option is thereby exercised. Notwithstanding the foregoing, the Company may (but is not obligated to) extend and maintain, or arrange for the extension and maintenance of, credit to any Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

          7.5 TERM OF STOCK OPTION. No Option shall be exercisable after the expiration of the earliest of (a) five (5) years after the date the Option is granted or (b) three (3) months after the date the Optionee ceases to be a director of the Company or its subsidiaries for any reason.

          7.6 EXERCISE OF OPTION. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the


                                       Page 12 of 19 sequentially numbered pages
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time or times within which each Option shall be exercisable and to accelerate the time or times of exercise; provided, however, that if any Option is exercised prior to six months from the date of grant, the shares of Common
Stock received upon such exercise may not be sold prior to six months from the date of grant. Unless otherwise designated by the Plan Administrator, each Option under the Plan shall be exercisable as to the total number of shares covered thereby at any time after the date the Option is granted and until expiration of the Term of the Option (Section 7.5). To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment full of the purchase price for such shares.

          7.7 NO TRANSFER OF OPTION. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

          7.8 NO FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

          7.9 EXERCISABILITY IN THE EVENT OF DEATH. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of Section 7.5 hereof.

          7.10 MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Outstanding Options may not be modified, extended or amended in any way.

          7.11 OTHER PROVISIONS. Each Option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

     8. TERMINATION OR AMENDMENT OF THE PLAN. The Board may at any time terminate or amend the Plan; provided that (a) without approval of the shareholders of the Company, there shall be, except by operation of the provisions of Section 6.2, no increase in the total number of shares covered by the Plan, and (b) no change in the class of persons eligible to receive Options granted under the Plan or other material modification of the requirements as to eligibility for participation in the Plan, no material increase in the benefits accruing to participants under the Plan, no change in the exercise price of Options granted under the Plan, no change (except under Section 6.2) in the number of shares covered by the Plan and no change in the timing of Option grants (Section 7.2) shall be made more often then once every six (6) months; and, provided further that, without the consent of the Option recipient, no amendment may adversely affect any then outstanding Options or any unexercised portion thereof.

     9. WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares of Common Stock. If a participant surrenders shares acquired pursuant to the exercise of an Incentive Stock Option in payment of the exercise price of an Option and such surrender constitutes a disqualifying disposition for purposes of obtaining Incentive Stock Option treatment under the Code, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

     10. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and compensation. With respect to any payments not yet made to a participant by the Company, nothing set forth herein shall give any such participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Plan Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares or cash with respect to the exercise of Options hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     11. CHANGE OF CONTROL. The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control", as defined in this Section 11:

          11.1 OPTIONS CASHED OUT. In the event of a "Change of Control," as defined in Section 11.2, unless otherwise determined by the Plan Administrator in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Plan Administrator in writing at or after grant (subject to any right of approval expressly reserved by the Plan Administrator at the time of such determination) in the event of a "Potential Change of Control," as defined in
Section 11.3, the value of all outstanding Options, shall, to the extent determined by the Plan Administrator at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in Section 11.4) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Plan Administrator may determine prior to the Change of Control or Potential

                                       Page 13 of 19 sequentially numbered pages

Change of Control.

          11.2 DEFINITION OF CHANGE OF CONTROL. For purposes of Section 11.1, a "Change of Control" means the happening of any of the following:

                (a) when any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (other than the Company or a subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                (b) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 5(f) of Schedule 14A of Regulation 14A of the Commission under the Securities Exchange Act of 1934, as amended;

                (c) when, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board cease, for any reason other than death, to constitute at least a majority thereof, unless each director who was not a director at the beginning of such period was elected by, or on the recommendation of, at least two-thirds of the directors at the beginning of such period; or

                (d) the occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through purchase of assets, or by merger, or otherwise.

          11.3  DEFINITION OF POTENTIAL CHANGE OF CONTROL. For purposes of
Section 11.1 a "Potential Change of Control" means the happening of any of the following:

                (a) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in Section 11.2; or

                (b) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

          11.4  DEFINITION OF CHANGE OF CONTROL PRICE. For purposes of this
Section 11, "Change of Control Price" means the highest price per share paid in any transaction reported on any established stock exchange or reported over-the-counter market, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty (60) day period as determined by the Plan Administrator.

          11.5 EXCEPTIONS. Anything to the contrary notwithstanding, any transaction involving the spin-off of the company and any public offering of shares of the Company that results in raising capital for the Company shall be excluded from the events and transactions specified in Sections 11.2 and 11.3.

     12.  GENERAL PROVISIONS.

          12.1 RESTRICTIONS ON ISSUANCE OF SHARES. The issuance of Options and shares of Common Stock shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended. If a participant acquires shares of Common Stock pursuant to the exercise of an Option the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. The Company may place a legend on the certificates evidencing the shares reflecting the fact that they are subject to restrictions on transfer under the terms of this Section 12.1. In addition, any participant may be required to execute a buy-sell or right of first refusal agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

          12.2 RIGHTS AS A SHAREHOLDER OR EMPLOYEE. A participant or transferee of an Option shall have no right as a shareholder of the Company with respect to any shares covered by any grant under this Plan until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the


                                       Page 14 of 19 sequentially numbered pages
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record date is prior to the date such share certificate is issued, except as provided in Section 6.2. Nothing in the Plan or in any Option agreement shall confer upon any participant any right to enter or continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the participant's relationship with the company or subsidiary at any time.

          12.3 GOVERNING LAW. This plan shall be governed by, and construed in accordance with, the laws of the state of California.

     13. EFFECTIVE DATE OF PLAN. The plan shall be adopted and become effective on the date of execution specified below.

     14. TERM OF PLAN. Unless sooner terminated by the Board in its sole discretion, the Plan will expire and no Options may be granted hereunder on or and after the earlier of the tenth anniversary of the effective date determined in Section 13.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and to be effective on this February 14, 1997.


          EDUCATIONAL INSIGHTS, INC.

          BY:
             JAY A. CUTLER, PRESIDENT


                                       Page 15 of 19 sequentially numbered pages
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                                             Name:
                                             Option No.: NSO-
                                             No. Shares:
                                             Grant Date:
                                             Exercise Price: $
                                             Expiration Date:


                             EDUCATIONAL INSIGHTS, INC.
                              DIRECTORS NON-QUALIFIED
                               STOCK OPTION AGREEMENT


This Agreement ("Agreement") is made by and between Educational Insights, Inc. , a corporation ("Company"), and _________________ ("Optionee") as of the ____ day of _____________, 199__, with respect to the following facts:

     A. The Company has adopted the Educational Insights, Inc. "Directors Option Plan No. 1 ("Plan") pursuant to which the Company is authorized to grant stock options to directors of the Company or its subsidiaries; Except as otherwise specified, capitalized terms used herein shall have the same meanings as set forth for like terms in the Plan, all of which are made a part hereof by this reference;

     B.   Optionee has received and reviewed a copy of the Plan; and

     C. Optionee is an employee of the Company or a subsidiary but not an employee of either:

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

     1. GRANT OF STOCK OPTION. Subject to the terms and conditions set forth herein and to end in the Plan, the Company hereby grants to Optionee a non-qualified stock option (" Option") to purchase from the Company, at the price of ___________ ($____________) per share, Two Thousand Five Hundred (2,500) Shares of the Company's authorized and unissued or reacquired shares of Common Stock (the "Shares").

     2. NON-QUALIFIED STOCK OPTION. The Option granted to Optionee pursuant to this Agreement is intended to be a "non-qualified stock option" and is not subject to the qualification requirements and limitations applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     3. ADMINISTRATION. The Plan provides that the Plan Administrator shall be the Board or a committee ("Committee") consisting of not less than two (2) individuals appointed by the Board. Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan and this Agreement, to promulgate, amend and rescind rules and regulations relating to the administration of the Plan and this Agreement, and to make all of the determinations necessary or advisable for administration of the Plan and this Agreement. The interpretation and construction by the Plan Administrator of any provision of this Agreement, shall be final and binding upon all parties. No member of the Plan Administrator shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.

     4. TERM OF STOCK OPTION. Unless earlier exercised pursuant to Section 5 below, the Option shall terminate on, and shall not be exercisable after, the expiration of the earliest of (a) five (5) years after the date first above written or, if earlier, the Expiration Date set forth above or (b) three (3) months after the date Optionee ceases to be a director of the Company or its subsidiaries for any reason.

     5.  EXERCISE.

          5.1 EXERCISABILITY. Subject to the terms and conditions of this Agreement, the Option shall be immediately exercisable with respect to the total number of the Shares specified in Section 1 above. The Option may be exercised by Optionee with respect to any of the Shares at any time on or after the date on which the Option becomes exercisable with respect to such Shares during the Term (Section 4) of the Option; provided that the Option may not be exercised at any one time with respect to less than ten (10) of the Shares unless the number of the Shares with respect to which the Option is exercised is the total number of the Shares with respect to which the Option is exercisable at that time.

          5.2 NOTICE OF EXERCISE. Optionee shall exercise the Option by delivering to the Company, either in person or by certified or registered mail, written notice, in substantially the form attached hereto as Exhibit A, of election to exercise and payment in full of the purchase price as provided in Section 5.3 below. The written notice shall set forth the whole number of the Shares with respect to which the Option is being exercised.


                                       Page 16 of 19 sequentially numbered pages

          5.3 PAYMENT OF PURCHASE PRICE. The purchase price for any of the Shares with respect to which Optionee exercises this Option shall be paid in full at the time Optionee delivers to the Company the written notice of election to exercise. The purchase price shall be paid in cash or by check for an amount equal to the total Option exercise price set forth above for the total number of the shares being purchased, plus the amount of tax required to be withheld (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of this Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the purchase price for the number of shares being purchased, by tendering to the Company shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value (determined under the terms of the Plan) on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion is thereby exercised. Notwithstanding the foregoing, the Company may (but is not deligated to) extend and maintain, or arrange for the extension and maintenance of, credit to the Optionee to finance the Optionee's purchase of shares pursuant to exercise of any Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended. The Optionee shall make any arrangements required by the Company to ensure that there is available for payment the amount of tax required to be withheld by the Company or any parent or subsidiary corporation as a result of either the grant or exercise of a Stock Option or any sale or other disposition of shares acquired by exercise of a Stock Option.

     6. ISSUANCE OF AND RESTRICTION ON SHARES. (a) Promptly after the Company's receipt of the written notice of election provided for in Section
5.2 above and Optionee's payment in full of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of the Shares with respect to which the Option is being exercised by Optionee. Shares shall be registered in the name of Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal or state governmental body having jurisdiction shall require the Company or Optionee to take any action prior to issuance to Optionee of any of the Shares specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

If the Optionee acquires any of the Shares pursuant to the exercise of this Option, the Plan Administrator, in its sole discretion, may require the Optionee to execute a buy-sell or right of first refusal agreement with respect to all or any portion of such Shares so acquired. In such event, the terms of such agreement shall apply to such Shares.

     7. FRACTIONAL SHARES. In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.

     8. RIGHTS AS A SHAREHOLDER. Optionee shall have no rights as a shareholder of the Company with respect to any of the Shares until the date of the issuance of a share certificate for such Shares. No adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 9 below.

     9. CAPITAL STRUCTURE ADJUSTMENTS. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of of the Shares and the purchase price of such Shares in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator the determination of which shall be final, binding and conclusive.,

     10. NO TRANSFER OF OPTION. Optionee may not transfer all or any part of this Option except by will or the laws of descent and distribution, and the Option shall not be exercisable during the lifetime of Optionee by any person other than Optionee.

     11. INVESTMENT REPRESENTATION. Optionee hereby represents and warrants to the Company that he is acquiring the Option and the Shares thereto for his own account and not with a view to or for sale in connection with any distribution thereof. Optionee hereby further represents and warrants to, and agrees with, the Company that, if he exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended, a registration statement covering the Shares issuable upon exercise of the Option and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, that Optionee may be required, as a condition of issuance of the Shares, to represent to the Company that those of the Shares issued pursuant to the exercise of the Option are being acquired for investment and without a view to distribution thereof; and that in such case the Company may place a legend on the certificate(s) evidencing the Shares issued upon exercise of the Option reflecting the fact that the Shares were acquired for investment and cannot be sold or transferred unless registered under said Act or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration. In addition, the Company may place a legend on the certificates evidencing the Shares reflecting the fact that they are subject to restrictions on transfer under the terms of Section 6 hereof.


                                       Page 17 of 19 sequentially numbered pages

     12. CHANGE OF CONTROL. The following provisions shall apply on the occurrence of Change of Control or Potential Change of Control:

          12.1 OPTION CASHED OUT. In the event of a Change of Control, unless otherwise determined by the Plan Administrator in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Plan Administrator in writing at or after grant (subject to any right of approval expressly reserved by the Plan Administrator at the time of such determination) in the event of a Potential Change of Control, the value of any unexercised portion of the Option shall, to the extent determined by the Plan Administrator at or after grant, be cashed out on the basis of the Change of Control Price as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Plan Administrator may determine prior to the Change of Control or Potential Change of Control.

          12.2 EXCEPTIONS. Anything to the contrary notwithstanding, any transaction involving the spin-off of the Company and any public offering of shares of the Company that results in raising capital for the Company shall be excluded from the events and transactions specified in this Section 12.

     13. GENERAL PROVISIONS.

          13.1 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.

          13.2 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

          13.3 NOTICES. Any notice given pursuant to this Agreement may be served personally on the party to be notified or may be mailed, with postage thereon fully prepaid, by certified or registered mail, with return receipt requested, addressed as set forth by the party's signature of this Agreement or at such other address as such party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given, if personally served, or ten (10) business days after mailing, if mailed.

          13.4 FURTHER ACTS. Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

          13.5 SEVERABILITY. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

          13.6 MODIFICATION AND AMENDMENT. This Agreement may not be modified, extended, renewed or substituted without an amendment or other agreement in writing signed by the parties to this Agreement.


----


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IN WITNESS WHEREOF, the parties have entered into this Non-qualified Stock
Option Agreement as of the date first above written.

     EDUCATIONAL INSIGHTS, INC.

          BY:
               JAY A. CUTLER, PRESIDENT
          "OPTIONEE"

     SIGNATURE OF OPTIONEE

          NAME OF OPTIONEE


                                       Page 18 of 19 sequentially numbered pages

          (TYPED OR PRINTED)


     STREET ADDRESS

     CITY      STATE          ZIP CODE



                                   CONSENT OF SPOUSE

     I, spouse of
the Optionee who executed the foregoing Agreement, hereby agrees that my spouse's interest in the shares of Educational Insights, Inc. Common Stock subject to said Agreement shall be irrevocably bound by the Agreement's terms. I further agree that my community property interest in such Shares, if any, shall similarly be bound by said Agreement ("Shares") and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Agreement and this consent.

                    Signature:

                    Dated:
     EXHIBIT A

                    LETTER OF INTENT TO EXERCISE STOCK OPTION

TO:
Gentlemen:

     The undersigned holds non-qualified stock options to purchase _______ shares of the Common Stock (the "Shares") of Educational Insights, Inc. (the "Company") at a price of $_______ per share pursuant to the Company's Directors Stock Option Plan No. 1 (the "Plan"), and a Directors Non-qualified
Stock Option Agreement dated ______________,199   designated DNSO _____(the
"Agreement"), pursuant to which the undersigned currently may exercise an Option as to the Shares.

     I hereby notify the Company of my desire to exercise my Option as to _________ of the Shares and am enclosing my check in the amount of $__________ in payment therefor. The Shares being exercised shall be charged against the first Option exercisable by me under the Agreement and then to the next exercisable Shares in the order and sequence stated in the Agreement. Please issue these securities in my name.

     I hereby acknowledge that because of my position with the Company, I am fully familiar with its business, operations and financial condition and in addition I have requested and the Company has furnished to me for review copies of its current financial statements, business plans, pending and threatened litigation, and such other information that I have requested. I acknowledge that I have thereby received all the information I deem material to my decision to purchase the shares requested to be sold to me in this letter.

     I hereby represent and warrant to the Company that I understand that neither the Option nor any of the Shares have been registered under the Securities Act of 1933 or any other federal or state statute or regulation of similar purport and that these shares are being purchased for my personal investment and for my sole benefit and not with the view of selling, distributing, dividing or otherwise holding such Shares for the benefit of any other person, corporation or entity. I further understand and consent to the restrictions on transfer of the Shares as set forth in the Plan, the Agreement and the Shareholder Agreement.

     I hereby agree to indemnify the Company against and hold it free and harmless from any loss, damages, expense or liability resulting to the Company if any sale or distribution of the Shares is contrary to the foregoing representations.

     I agree that the Company may place on all certificates representing the shares purchased hereby, the legends set forth in the Plan, the Agreement and the Shareholder Agreement and may place a stop-transfer order against these Shares.

          Optionee
                   -----------------
          Address:

          Social Security Number:


                                       Page 19 of 19 sequentially numbered pages